SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Under Rule 14a-12

                             SIGA TECHNOLOGIES, INC.

                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|X|   No fee required
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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|_|   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                             SIGA Technologies, Inc.
                         420 Lexington Avenue, Suite 408
                            New York, New York 10170
                                 (212) 672-9100

November 17, 2006

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of SIGA Technologies, Inc. which will be held at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, 29th Floor, New York, New York 10036 at 10:30 a.m. (local time) on Tuesday, December 19, 2006, and at any adjournment or postponement thereof. On the following pages you will find the formal notice of annual meeting and proxy statement.

      To assure that you are represented at the Annual Meeting, whether or not you plan to attend the meeting in person, please read carefully the accompanying proxy statement, which describes the matters to be voted upon, and please complete, date, sign and return the enclosed proxy card promptly.

      I hope that you will attend the meeting and I look forward to seeing you there.

                                                Sincerely,


                                                /s/ Donald G. Drapkin
                                                ---------------------
                                                DONALD G. DRAPKIN
                                                Chairman of the Board

                             SIGA Technologies, Inc.
                         420 Lexington Avenue, Suite 408
                            New York, New York 10170

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 19, 2006

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of SIGA Technologies, Inc., a Delaware corporation ("SIGA"), will be held on Tuesday, December 19, 2006, at 10:30 a.m. (local time), at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, 29th Floor, New York, New York 10036, and at any adjournment.

      At the Annual Meeting, SIGA's stockholders will be voting on proposals to do the following:

      1.    To elect ten directors to the Board of Directors of SIGA;

      2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of SIGA for the fiscal year ending December 31, 2006; and

      3. To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

      Stockholders of record at the close of business on November 6, 2006 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of such stockholders will be available at the Annual Meeting and for any purpose related to the Annual Meeting, during the ten days prior to the Annual Meeting, at SIGA's office, during ordinary business hours.

      All stockholders are cordially invited to attend the Annual Meeting. If you do not expect to be present at the Annual Meeting, you are requested to fill in, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Annual Meeting. In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.

                             YOUR VOTE IS IMPORTANT

   IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN
                      IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                        By Order of the Board of Directors,


                                        /s/ Thomas N. Konatich
                                        ----------------------
                                        Thomas N. Konatich
                                        Secretary

New York, New York
November 17, 2006

                             SIGA Technologies, Inc.
                         420 Lexington Avenue, Suite 408
                            New York, New York 10170

                                 --------------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 19, 2006

                                 --------------

      This proxy statement is furnished to  stockholders  of SIGA  Technologies,
Inc. ("SIGA") in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of SIGA (the "Board of Directors") for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, 29th Floor, New York, New York 10036, on Tuesday, December 19, 2006, at 10:30 a.m., and at any adjournment or postponement thereof.

      This proxy statement, and the accompanying form of proxy, are first being mailed to stockholders on or about November 27, 2006.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

Purpose of the Annual Meeting

      The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this proxy statement.

Record Date and Outstanding Shares

      The Board of Directors has fixed the close of business on November 6, 2006 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting or any and all adjournments or postponements thereof. As of the Record Date, SIGA had issued and outstanding 31,796,454 shares of common stock, par value $.0001 per share ("Common Stock").

Voting at the Annual Meeting

      Each share of Common Stock outstanding on the Record Date will be entitled to one vote on each matter submitted to a vote of the stockholders. Cumulative voting by stockholders is not permitted.

      The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

      For the election of directors, a plurality of the votes cast is required. Abstentions and broker "non-votes" are not considered for the purpose of the election of directors.

      For the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of SIGA for the fiscal year ending December 31, 2006, the affirmative vote of a majority of the total votes cast on such proposal in person or by proxy at the Annual Meeting is required. Abstentions and broker "non-votes" for such proposal are not considered to have been voted on the proposal.

Revocability and Voting of Proxies

      Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

o by writing a letter delivered to Thomas N. Konatich, Secretary of SIGA, stating that the proxy is revoked;

o     by submitting another proxy with a later date; or

o     by attending the Annual Meeting and voting in person.

      Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

      Unless we receive specific instructions to the contrary or unless such proxy is revoked, shares represented by each properly executed proxy will be voted: (i) FOR the election of each of SIGA's nominees as a director; (ii) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of SIGA for the fiscal year ending December 31, 2006; and (iii) with respect to any other matters that may properly come before the Annual Meeting, at the discretion of the proxy holders. SIGA does not presently anticipate that any other business will be presented for action at the Annual Meeting.

Solicitation

      SIGA will pay the costs relating to this proxy statement, the proxy card and the Annual Meeting. SIGA may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and regular employees may also solicit proxies by telephone, facsimile or other means or in person. They will not receive any additional payments for the solicitation.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      Ten directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the election of the ten persons named in the table below as directors of SIGA. Proxies cannot be voted for a greater number of persons than the nominees named. In the event that any of the below listed nominees for director should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying proxy form have the right to use their discretion to vote for a substitute.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION (ITEM 1 OF THE ENCLOSED PROXY CARD) OF MR. DRAPKIN, MR. ANTAL, MR. CONSTANCE, DR. MJALLI, DR. OZ, DR. ROSE, MR. SAVAS, MS. SLOTKIN AND DR. WEINER AS DIRECTORS.

Director Nominee Information

The following table sets forth biographical information of each director nominee, including their ages, data on their business backgrounds and the names of public companies and other selected entities for which they also serve as directors:

         Name                                   Age      Position
         ----                                   ---      --------
         Donald G. Drapkin*                     58       Chairman of the Board
         James J. Antal*                        55       Director
         Thomas E. Constance*                   69       Director
         Adnan M. Mjalli, Ph.D.                 42       Director
         Mehmet C. Oz, M.D. *                   44       Director
         Eric A. Rose, M.D. *                   54       Director
         Paul G. Savas*                         43       Director
         Judy S. Slotkin*                       53       Director
         Michael A.  Weiner, M.D. *             60       Director
         Scott M. Hammer, M.D. *                59       Director

      * Determined by the Board of Directors to be independent pursuant to Rule 4200 of the NASD Marketplace Rules.

      Donald G. Drapkin has served as Chairman of the Board and a director of SIGA since April 19, 2001. Mr. Drapkin has been Vice Chairman and a director of MacAndrews & Forbes Holdings Inc. and various of its affiliates since 1987. Prior to joining MacAndrews & Forbes, Mr. Drapkin was a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP for more than five years. Mr. Drapkin is also a director of the following corporations which file reports pursuant to the Securities Exchange Act of 1934: Anthracite Capital, Inc., Playboy Enterprises, Inc., Revlon Consumer Products Corporation, Revlon Inc. and Nephros, Inc. Mr. Drapkin is also a director of PharmaCore, Inc. and TransTech Pharma, Inc.

      James J. Antal has served as a director of SIGA since November 2004. Mr. Antal has been an active consultant and founding investor in several Southern California based emerging companies since his retirement from Experian in 2002. He has served as Chief Financial Advisor to Black Mountain Gold Coffee Co. (2003-2005), and as Chief Financial Officer of Pathway Data, Inc. (2005 to present). Mr. Antal joined the Board of Directors and serves as the Chairman of the audit committee for ClevelandBioLabs, effective upon the completion of the CBLI IPO, which occurred in July, 2006. Mr. Antal was the Chief Financial Officer and Chief Investment Officer from 1996 to 2002 for Experian, a $1.6 billion global information services subsidiary of UK-based GUS plc. Prior to the GUS acquisition of Experian (the former TRW Inc. Information Systems and Services businesses), Mr. Antal held various finance positions with TRW from 1978 to 1996, including Senior VP of Finance for TRW Information

Systems and Services and TRW Inc. Corporate Director of Financial Reporting and Accounting. He earned his undergraduate degree in accounting from The Ohio State University in 1973, and became a certified public accountant (Ohio) in 1974. He engaged in active practice as a CPA with Ernst & Ernst until 1978. Mr. Antal has served as a director of First American Real Estate Solutions, an Experian joint venture with First American Financial Corp.

      Thomas E. Constance has served as a director of SIGA since April 19, 2001. Mr. Constance is Chairman and, since 1994, a partner of Kramer Levin Naftalis & Frankel LLP, a law firm in New York City. Mr. Constance serves as a Trustee of the M.D. Sass Foundation and St. Vincent's Services. He also serves on the Advisory Board of Directors of Barington Capital, L.P.

      Adnan M. Mjalli, Ph.D. has served as a director of SIGA since January 2004. Dr. Mjalli founded TransTech Pharma, Inc., a privately held drug discovery company in High Point, North Carolina, in 1999 and has since served as its President and Chief Executive Officer. He also serves as Chairman of the Board of PharmaCore, Inc. where he previously served as President and CEO from December of 1998 to November 2000. Dr. Mjalli obtained his Ph.D. in medicinal chemistry in 1989 from the University of Exeter, UK. His postdoctoral work was carried out at the University of Rochester. Prior to founding TransTech Pharma, he held various positions of increasing responsibility in research and senior management at several pharmaceutical and biotechnology companies, including Merck & Co., Inc.

      Mehmet C. Oz, M.D. has served as a director of SIGA since April 19, 2001. Dr. Oz has been a Cardiac Surgeon at Columbia University Presbyterian Hospital since 1993 and a Professor of Surgery and Vice Chairman for Cardiovascular Services of the Department of Surgery there since July 2001. Dr. Oz directs the following programs at New York University Presbyterian Hospital, Columbia
University: the Cardiovascular Institute, the complementary medicine program, the clinical profusion program and clinical trials of new surgical technology. Dr. Oz received his undergraduate degree from Harvard University in 1982, and, in 1986, he received a joint M.D./M.B.A. degree from the University of Pennsylvania Medical School and the Wharton School of Business.

      Eric A. Rose, M.D. has served as a director of SIGA since April 19, 2001. From April 19, 2001 until June 21, 2001, Dr. Rose served as Interim Chief Executive Officer of SIGA. Dr. Rose is currently Chairman of the Department of Surgery and Surgeon-in-Chief of the Columbia Presbyterian Center of New York Presbyterian Hospital, a position he has held since August 1994. Dr. Rose is a past President of the International Society for Heart and Lung Transplantation. Dr. Rose was recently appointed as Morris & Rose Milstein Professor of Surgery at Columbia University's College of Physicians and Surgeons' Department of Surgery. Dr. Rose is a director of PharmaCore, Inc., TransTech Pharma, Inc. and a former director of Nexell Therapeutics Inc. (f/k/a VimRx). Dr. Rose is a graduate of both Columbia College and Columbia University College of Physicians & Surgeons.

      Paul G. Savas has served as a director  of SIGA since  January  2004.  Mr.
Savas has been an Executive Vice President of Finance at MacAndrews & Forbes Holdings, Inc. and its affiliates since May 2006. Prior to that he served in various positions at MacAndrews & Forbes and its affiliates, including as Senior Vice President of Finance from October 2002 until May 2006, Vice President from 1998 until 2002, and Director of Corporate Finance from 1994 until 1998. Mr. Savas is a director of Rev Holdings LLC, Clarke American Corp., TransTech Pharma, Inc. and PharmaCore, Inc.

      Judy S. Slotkin has served as a director of SIGA since November 2004. Ms. Slotkin was Co-Head of the Finance Committee of the Modern Africa Fund, a $120 million private equity fund, from 1998 until 2003. Ms. Slotkin was formerly
Department Head in the Corporate Finance Division of Citigroup (Citibank Investment Bank) where she was responsible for various businesses and the first head of the group's Capital Markets Desk. Prior to that, Ms. Slotkin held various positions in the Citigroup (Citibank) commercial bank. Ms. Slotkin is a director of Nephros, Inc. Ms. Slotkin received her undergraduate degree in accounting from Fairleigh Dickinson University in 1976 and in 1980 she received her MBA in Finance from Fordham University.

      Michael A. Weiner, M.D. has served as a director of SIGA since April 19, 2001. Dr. Weiner is the Hettinger Professor of Pediatrics at Columbia University College of Physicians and Surgeons since 1996. Dr. Weiner is also the Director of Pediatric Oncology at New York Presbyterian Hospital. Dr. Weiner was a director of Nexell Therapeutics, Inc. (f/k/a VimRx) from March 1996 to February 1999. Dr. Weiner is a 1972 graduate of the New York State Health Sciences Center at Syracuse and was a post graduate student at New York University and Johns Hopkins University.

      Dr. Hammer is the Harold C. Neu Professor of Medicine, Professor of Epidemiology and Chief of the Division of Infectious Diseases at the Columbia University Medical Center (CUMC), a position he has held since 1999. Dr. Hammer's major investigative interest is the treatment and prevention of HIV disease. He is an investigator in the National Institutes of Health sponsored AIDS Clinical Trials Group (ACTG), a multicenter organization which performs clinical trials designed to improve the understanding and treatment of HIV infection and its complications. As an ACTG investigator, Dr. Hammer chaired the two largest national trials of antiretroviral therapy carried out by that group in the 1990's, studies which contributed to the current standard of care of HIV infection. In addition to his interest in the treatment of persons with established HIV infection, Dr. Hammer is an investigator in the National Institutes of Health sponsored HIV Vaccine Trials Network (HVTN), a multicenter organization whose mission is to develop an effective preventive HIV vaccine. He is Chair of the AIDS Vaccine Research Working Group, an advisory committee to the Division of AIDS, NIAID. He is a former Chair of the Antiviral Products Advisory Committee of the Food and Drug Administration and currently serves on the Editorial Board of the New England Journal of Medicine. Dr. Hammer is Chair of the International AIDS Society-USA's Antiretroviral Guidelines Panel, is a member of the Governing Council of the International AIDS Society, is a member of the World Health Organization's Strategic and Technical Advisory Committee for HIV/AIDS, serves as Co-Chair of the Steering Committee of the WHO's Global HIV Drug Resistance Surveillance Program, and continues in his role as Guidelines Development Group Chair of the WHO's Antiretroviral Guidelines for Resource Limited Settings. He has served as a member of the International
Advisory Committees of the Swiss HIV Cohort Study, the French National Association for AIDS Research and the HIV-NAT (Netherlands-Australia-Thailand) Collaborative Research Network. In his role as Chief of the Division of Infectious Diseases at CUMC, he is dedicated to fellow and faculty growth and to the development of state-of-the-art infection surveillance at the institutional and regional levels to improve and protect the public health.

Meetings of the Board of Directors

      The Board of Directors of SIGA held six meetings during 2005. During 2005, one director attended fewer than 75% of the aggregate of the meetings of the Board of Directors and committees thereof, upon which such director served during the period for which he has been a director or committee member. In addition, 2 actions were taken during 2005 by unanimous written consent of the directors.

      Those members of the Board of Directors who are independent as defined by Rule 4200 of the NASD Marketplace Rules (the "Independent Directors") are also required, pursuant to Rule 4350(c)(2) of the NASD Marketplace Rules, to regularly convene executive sessions where only such Independent Directors are present. Such meetings may be in conjunction with regularly-scheduled meetings of the Board of Directors. Each member of the Board of Directors is also expected to attend the annual meeting of stockholders of SIGA. Seven members of the Board of Directors attended SIGA's 2005 annual meeting of stockholders.

Committees of the Board of Directors

      The Board of Directors currently has, and appoints the members of, standing Audit, Compensation and Nominating and Corporate Governance Committees. Each member of the Audit, Compensation and Nominating and Corporate Governance Committees is an Independent Director. Each of these committees has a written charter approved by the Board of the Directors in March 2004. A copy of each charter is posted on SIGA's website at www.siga.com under the "Corporate Governance" section.

      Audit Committee. The Audit Committee, which currently consists of directors Paul G. Savas, Judy S. Slotkin and James J. Antal, held ten meetings during 2005. The Board of Directors has determined that each of the members of the Audit Committee is "independent" under the applicable laws, rules and regulations. The Company has determined that Mr. Savas is an "Audit Committee financial expert" within the meaning of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC"). The purpose of the Audit Committee is to assist the Board of Directors in the oversight of the integrity of the financial statements of SIGA, SIGA's compliance with legal and regulatory matters, the independent registered public accounting firm's qualifications and independence, and the performance of SIGA's independent registered public accounting firm. The primary responsibilities of the Audit Committee are set forth in its charter, and include various matters with respect to the oversight of SIGA's accounting and financial reporting process and audits of the financial statements of SIGA on behalf of the Board of Directors. The Audit Committee also selects the independent registered public accounting firm to conduct the annual audit of the financial statements of SIGA; reviews the proposed scope of such audit; reviews accounting and financial controls of SIGA with the independent registered public accounting firm and our financial accounting staff; and reviews and approves transactions between us and our directors, officers, and their affiliates. A copy of the Audit Committee charter is available on SIGA's website (as described above). Also see "Audit Committee Report."

      Compensation Committee. The Compensation Committee, which currently consists of directors Donald G. Drapkin, Paul G. Savas and Mehmet C. Oz, held one meeting during 2005. The Board of Directors has determined that each of the members of the Compensation Committee is "independent" within the meaning of the NASDAQ listing standards. The Compensation Committee functions include reviewing and approving the compensation and benefits for SIGA's executive officers, administering SIGA's stock plans and making recommendations to the Board of Directors regarding these matters. A copy of the Compensation Committee charter is available on SIGA's website. Also see "Compensation Committee Report."

      Nominating  and  Corporate  Governance   Committee.   The  Nominating  and
Corporate Governance Committee (the "Nominating Committee"), which currently consists of directors Judy S. Slotkin, James J. Antal and Michael A. Weiner, was formed in March 2004 and held three meetings in 2005. The Board of Directors has determined that each of the members of the Nominating Committee is "independent" within the meaning of the NASDAQ listing standards. The Nominating Committee is responsible for searching for and recommending to the Board of Directors potential nominees for director positions, making recommendations to the Board of Directors regarding the size and composition of the Board of Directors and its committees, monitoring the Board of Director's effectiveness and developing and implementing SIGA's corporate governance procedures and policies. A copy of the Nominating and Corporate Governance Committee charter is available on SIGA's website.

      In selecting candidates for the Board of Directors, the Nominating Committee begins by determining whether the incumbent directors whose terms expire at the annual meeting of stockholders desire and are qualified to continue their service on the Board of Directors. SIGA is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, giving SIGA the benefit of the familiarity and insight into SIGA's affairs that its directors have accumulated during their tenure, while contributing to the Board of Director's ability to work as a collective body. Accordingly, it is the policy of the Nominating Committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the Nominating Committee's criteria for membership on the Board of Directors, whom the Nominating Committee believes will continue to make important contributions to the Board of Directors and who consent to stand for re-election and, if re-elected, to continue their service on the Board of Directors. If there are positions on the Board of Directors for which the Nominating Committee will not be re-nominating an incumbent director, or if there is a vacancy on the Board of Directors, the Nominating Committee will solicit recommendations for nominees from persons whom the Nominating Committee believes are likely to be familiar with qualified candidates, including members of the Board of Directors and management of SIGA. The Nominating Committee may also engage a professional search firm to assist in the identification of qualified candidates, but did not do so in 2005. As to each recommended candidate that the Nominating Committee believes merits serious consideration, the Nominating Committee will collect as much information, including without limitation, soliciting views from other directors and SIGA's management and having one or more Nominating Committee members interview each such candidate, regarding each candidate as it deems necessary or appropriate in order to make an informed decision with respect to such candidate. Based on all available information and relevant considerations, the Nominating Committee will select, for each directorship to be filled, a candidate who, in the view of the Nominating Committee, is most suited for membership on the Board of Directors. In making its selection, SIGA will evaluate candidates proposed by stockholders under criteria similar to the evaluation of other candidates, except that the Nominating Committee may consider, as one of the factors in its evaluation of stockholder recommended nominees, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of SIGA. This consideration may also include how long the recommending stockholder intends to continue holding its equity interest in SIGA.

      The Nominating Committee has adopted a policy with regard to the minimum qualifications that must be met by a Nomination Committee-recommended nominee for a position on SIGA's Board of Directors, which policy is described in this paragraph. The Nominating Committee generally requires that all candidates for the Board of Directors be of high personal integrity and ethical character. The Nominating Committee requires that candidates not have any interests that would, in the view of the Nominating Committee, materially impair his or her ability to
(i) exercise independent judgment or (ii) otherwise discharge the fiduciary duties owed as a director to SIGA and its stockholders. In addition, candidates must be able to represent fairly and equally all stockholders of SIGA without favoring or advancing any particular stockholder or other constituency of SIGA. Candidates must have demonstrated achievement in one or more fields of business, professional, governmental, communal, scientific or educational endeavor. Candidates are expected to have sound judgment and a general appreciation regarding major issues facing public companies of a size and operational scope similar to SIGA, including contemporary governance concerns, regulatory obligations of a public issuer, strategic business planning, competition in a global economy, and basic concepts of corporate finance. Candidates must also have, and be prepared to devote, adequate time to the Board and its committees. It is expected that, taking into account their other business and professional commitments, including their service on the boards of other companies, each candidate will be available to attend meetings of the Board and any committees on which the candidate will serve, as well as SIGA's annual meeting of stockholders. SIGA also requires that at least a majority of the directors serving at any time on the Board are independent, as defined under the rules of the NASDAQ stock market and that at least three of the directors satisfy the financial literacy requirements required for service on the Audit Committee under the rules of the NASDAQ stock market.

      The Nominating Committee has adopted a policy with regard to the consideration of director candidates recommended by stockholders, the material elements of which policy are described in this paragraph. The Nominating Committee will consider recommendations for nomination for director submitted by holders of SIGA's shares entitled to vote generally in the election of directors. The Nominating Committee will give consideration to these recommendations for positions on the Board where the Nominating Committee has not determined to re-nominate a qualified incumbent director. While the Nominating Committee has not established a minimum number of shares that a stockholder must own in order to present a nominating recommendation for consideration, or a minimum length of time during which the stockholder must own its shares, the Nominating Committee may take into account the size and duration of a recommending stockholder's ownership interest in SIGA. The Nominating Committee may also consider whether the stockholder making the nominating recommendation intends to maintain an ownership interest in SIGA of substantially the same size as at its interest at the time of making the recommendation. The Nominating Committee may refuse to consider recommendations of nominees who do not satisfy the minimum qualifications prescribed by the Nominating Committee for board candidates.

      The Nominating Committee has adopted procedures to be followed by stockholders in submitting recommendations of candidates for director. The procedures are posted on SIGA's website at www.siga.com under the "Corporate Governance" section, and described in this paragraph. A stockholder (or group of stockholders) wishing to submit a nominating recommendation for an annual meeting of stockholders should try to ensure that it is received by SIGA, as provided herein, not later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of stockholders. All stockholder nominating recommendations should be in writing, addressed to "the Nominating and Corporate Governance Committee" care of SIGA's Chief Financial Officer at SIGA's principal headquarters, 420 Lexington Avenue, Suite 408, New York, New York 10170. Submissions should be made by mail, courier or personal delivery. A nominating recommendation should be accompanied by the following information concerning each recommending stockholder:

o The name and address, including telephone number, of the recommending stockholder;

o The number and class of SIGA's shares owned (beneficially or of record) by the recommending stockholder and the time period for which such shares have been held;

o A statement from the stockholder as to whether the stockholder has a good faith intention to continue to hold the reported shares through the date of SIGA's next annual meeting of stockholders;

o Sufficient information about the proposed nominee for the Nominating Committee to make an informed decision regarding the qualifications of the proposed nominee;

o Any relationship between the proposed nominee and the recommending stockholder; and

o     Such other information as the Nominating Committee may reasonably request.

The nominating recommendation must be accompanied by the consent of the proposed nominee to be interviewed by the Nominating Committee, if the Nominating Committee chooses to do so in its discretion (and the recommending stockholder must furnish the nominee's contact information for this purpose), and, if nominated and elected, to serve as a director of SIGA.

Compensation Committee Interlocks and Insider Participation

      None.

Code of Ethics

      SIGA has adopted a code of ethics and business conduct that applies to its officers, directors and employees, including without limitation, our Chief Executive Officer, Chief Financial Officer and Chief Scientific Officer. The Code of Ethics and Business Conduct is available on SIGA's website at www.siga.com under the "Corporate Governance" section.

Stockholder Communications with the Board of Directors

      SIGA stockholders may send communications to the Board, any committee of the Board or an individual director. The process for so communicating is posted on SIGA's website at www.siga.com under the "Corporate Governance" section.

                          REPORT OF THE AUDIT COMMITTEE

      The members of the Audit Committee have been appointed by the Board of Directors. During the 2005 fiscal year, the Audit Committee consisted solely of independent directors, as defined in Rule 4200(a)(15) of the NASD Marketplace Rules. The Audit Committee operates under a written charter that was amended and restated by the Board of Directors in March 2004 in order to assure continued compliance by SIGA with SEC and NASDAQ rules enacted in response to requirements of the Sarbanes-Oxley Act.

      The Audit Committee assists the Board of Directors in monitoring the integrity of SIGA's financial statements, the independent registered public accounting firm's qualifications and independence, the performance of the independent registered public accounting firm, and the compliance by SIGA with legal and regulatory requirements. Management is responsible for SIGA's internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of SIGA's financial statements in accordance with generally accepted auditing standards and for issuing a report on those financial statements. The Audit Committee monitors and oversees these processes.

      In this context, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2005 with management and with PricewaterhouseCoopers LLP, SIGA's independent registered public accounting firm. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of SIGA's annual financial statements.

      The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with PricewaterhouseCoopers LLP the issue of their independence from SIGA and management. In addition, the Audit Committee has considered whether the provision of non-audit services by the independent registered public accounting firm in 2005 is compatible with maintaining the auditors' independence and has concluded that it is.

      Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in SIGA's Annual Report on Form 10-K for the year ended December 31, 2005. The Audit Committee has also recommended, subject to stockholder ratification, the selection of SIGA's independent registered public accounting firm for the year ending December 31, 2006.

      The members of the Audit Committee are Paul G. Savas, Judy S. Slotkin and James J. Antal, none of whom is or, during the fiscal year 2005, was, an employee of SIGA.

                              Respectfully submitted by the Audit Committee, Paul G. Savas, Chairman
                              James J. Antal
                              Judy S. Slotkin

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      During the year ended December 31, 2005, the Compensation Committee was comprised of Donald G. Drapkin, Paul G. Savas and Mehmet C. Oz. The Compensation Committee's duties include determination of the Company's compensation and benefit policies and practices for executive officers and key managerial employees. In accordance with rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation provided to the Company's Chief Executive Officer and the four other most highly compensated executive officers.

      Compensation Policies

      The overall objectives of the Company's compensation program are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals inherent in the Company's business strategy, to maximize the link between executive and stockholder interests through a stock option plan and to recognize individual contributions as well as overall business results. To achieve these objectives, the Company has developed an overall compensation strategy and specific compensation plans that tie a substantial portion of an executive's compensation to performance.

      The key elements of the Company's compensation program consist of fixed compensation in the form of base salary, and the discretion to award variable compensation in the forms of annual incentive compensation and stock option awards. The Compensation Committee's policies with respect to each of these elements are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company to the individual, including pension benefits, insurance and other benefits, as well as the programs described below.

      Base Salaries

      Base salaries for executive officers are determined based upon the Compensation Committee's evaluation of the responsibilities of the position held and the experience of the individual, and by reference to historical levels of salary paid by the Company.

      Salary adjustments are based on a periodic evaluation of the performance of the Company and each executive officer, as well as financial results of the business. The Compensation Committee takes into account the effect of any corporate transactions that have been consummated during the relevant year and, where appropriate, also considers non-financial performance measures. These include the Company's market share, scientific developments and improvements in relations with employees.

      Annual Incentive Compensation Awards

      Annual   incentive   compensation  is  payable   pursuant  to  contractual
provisions with certain executives which provide eligibility to receive performance based bonuses and/or discretionary bonuses. The annual incentive compensation earned by the executives with respect to 2005 was discretionary and determined by the Compensation Committee.

      Other Incentive Compensation Awards

      The principal component of executive compensation is the granting of stock options, which are intended as a tool to attract, provide incentive to and retain those executives who make the greatest contribution to the business, and who can have the greatest effect on the Company's long-term profitability. The exercise price of stock options is set at a price equal to the market price of the Common Stock at the time of the grant. The options therefore do not have any value to the executive unless the market price of the Common Stock rises.

      Chief Executive Officer Compensation

      Dr. Kasten began service as Chief Executive Officer on July 2, 2004 and resigned his position effective April 30, 2006. The compensation of Dr. Kasten had been governed by the terms of his Employment Agreement dated as of July 2, 2004, which terms were modified as of his resignation, all as described below under the heading "Employment Contracts."

      Tax Deductibility Of Executive Compensation

      The Compensation Committee attempts to ensure full deductibility of compensation notwithstanding the limitation on the deductibility of certain compensation in excess of one million dollars under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Company's stock options are designed so as to cause stock options and bonuses granted there under to be exempt from the limitations contained in Section 162(m) of the Code.

                         Respectfully submitted by the Compensation Committee, Donald G. Drapkin
                         Paul G. Savas
                         Mehmet C. Oz

                            COMMON STOCK PERFORMANCE

      The following line graph compares the cumulative total stockholder return through December 31, 2005, assuming reinvestment of dividends, by an investor who invested $100 on December 31, 2000 in each of (i) the Common Stock, (ii) the NASDAQ National Market-US; and (iii) the NASDAQ Pharmaceutical Index.

                              [LINE CHART OMITTED]

Value of Initial Investment         12/31/00    12/31/01    12/31/02    12/31/03    12/31/04    12/31/05
--------------------------------   ----------  ----------  ----------  ----------  ----------  ----------
SIGA Technologies, Inc.             $ 100.00    $  91.77    $  45.25    $  72.47    $  52.53    $  30.06
NASDAQ Composite Index              $ 100.00    $  83.80    $  45.81    $  66.77    $  70.86    $  72.87
NASDAQ Biotech Composite Index      $ 100.00    $  78.95    $  54.06    $  81.09    $  88.06    $  89.27

                                   MANAGEMENT

Officers

      The following table sets forth certain information with respect to the executive officers of SIGA:

      Name                                 Age    Position
      ----                                 ---    --------
      Bernard L. Kasten Jr. M.D. (1)       60     Director, Chief Executive Officer
      Thomas N. Konatich (2)               60     Vice President, Chief Financial Officer, Secretary and Treasurer
      Dennis E. Hruby, Ph.D.               54     Vice President, Chief Scientific Officer
      John R. Odden (3)                    52     Vice President - Business Development

      (1) Dr. Kasten became Chief Executive Officer in the third quarter of 2004. Dr. Kasten resigned as Chief Executive Officer of SIGA effective as of April 30, 2006.

      (2) Mr. Konatich was appointed to serve in an additional capacity as Acting Chief Executive Officer effective as of May 1, 2006.

      (3) Mr. Odden became Vice President -- Business Development in the third quarter of 2004. He resigned as Vice President Business Development in September, 2005.

      Bernard L. Kasten, Jr., M.D. has been a director of SIGA since May 23, 2003 and was Chief Executive Officer from the third quarter of 2004 through April 30, 2006. Prior to becoming Chief Executive Officer of SIGA and since February 2002, Dr. Kasten has been Vice President, Medical Affairs of medPlus Inc., a healthcare information technology company and a wholly-owned subsidiary of Quest Diagnostics, Inc., a diagnostic testing, information and services company. Since 1975, Dr. Kasten has been a Diplomat of the American Board of Pathology with a sub-specialty certification 1976 in Medical Microbiology. Dr. Kasten's staff appointments have included service in the Division of Laboratory Services at The Cleveland Clinic; Associate of Pathology and Laboratory Services at the Bethesda Hospital Systems in Cincinnati, Ohio and Chief Laboratory Officer at Quest Diagnostics Incorporated. Dr. Kasten was a founder of Plexus Vaccine Inc., a vaccine company of which SIGA acquired substantially all of the assets in May 2003. Dr. Kasten is also a director of Seracare Life Sciences, Inc. Dr. Kasten is an author of "Infectious Disease Handbook" 5th Edition, 2003, Lexi-Comp Inc.

      Thomas N. Konatich has served as Vice President, Chief Financial Officer and Treasurer since April 1, 1998. He was named Secretary of SIGA on June 29, 2001 and from October 5, 2001 until July 2, 2004 was our Acting Chief Executive Officer. Mr. Konatich resumed the position of Acting Chief Executive Officer on May 1, 2006. From November 1996 through March 1998, Mr. Konatich served as Chief Financial Officer and a director of Innapharma, Inc., a privately held pharmaceutical development company. From 1993 through November 1996, Mr. Konatich served as Vice President and Chief Financial Officer of Seragen, Inc., a publicly traded biopharmaceutical development company. Mr. Konatich has an MBA from the Columbia Graduate School of Business.

      Dennis E. Hruby, Ph.D. has served as Vice President - Chief Scientific Officer since June 2000. From April 1, 1997 through June 2000, Dr. Hruby was our Vice President of Research. From January 1996 through March 1997, Dr. Hruby served as a senior scientific advisor to SIGA. Dr. Hruby is a Professor of Microbiology at Oregon State University, and from 1990 to 1993 was Director of the Molecular and Cellular Biology Program and Associate Director of the Center for Gene Research and Biotechnology. Dr. Hruby specializes in virology and cell biology research, and the use of viral and bacterial vectors to produce recombinant vaccines. He is a member of the American Society of Virology, the American Society for Microbiology and a fellow of the American Academy of Microbiology. Dr. Hruby received a Ph.D. in microbiology from the University of Colorado Medical Center and a B.S. in microbiology from Oregon State University.

      John R. Odden had served as Vice President -- Business Development of SIGA from the third quarter of 2004 until September, 2005. From October 2002 until he became Vice President -- Business Development of SIGA in the third quarter of 2004, he was Vice President, Business Development for Quest Diagnostics, Inc. and its MedPlus, Inc. division, the nation's leading provider of diagnostics testing, information and services, where he was responsible for launching a national biosurveillance solution for homeland security and managing relationships with major healthcare information technology companies. From 1996 through October 2002, he held a series of progressive leadership roles at First Consulting Group, a leading provider of consulting and systems integration services for life sciences, healthcare and government health services businesses. Mr. Odden has a B.S. in mathematics from the California Institute of Technology.

Summary Compensation Table

      The following table sets forth the total compensation paid or accrued for the years ended December 31, 2005, 2004 and 2003, for each person who acted as SIGA's Chief Executive Officer at any time during the year ended December 31, 2005, and its most highly compensated executive officers, other than its Chief Executive Officer, whose salary and bonus for the fiscal year ended December 31, 2005 were in excess of $100,000 each.

                           Summary Compensation Table

                                                                                                           Long-Term
                                                                                                         Compensation
                                                                                                          Securities
                                                                         Other Annual                     Underlying
Name and Principal Position                   Year       Salary ($)     Comensation ($)    Bonus ($)      Options (#)
---------------------------                 -------     ------------   -----------------  -----------   ---------------
Bernard L. Kasten, M.D.                       2005        250,000               --               --               --
Chief Executive Officer (1)                   2004        113,636               --               --        2,500,000
                                              2003             --               --               --               --

Thomas N. Konatich                            2005        230,000               --           35,000               --
Chief Financial Officer (2)                   2004        218,485               --           50,000          150,000
                                              2003        210,000               --               --               --

Dennis E. Hruby, Ph.D.                        2005        225,000               --          112,500               --
Chief Scientific Officer                      2004        213,363               --           63,000          150,000
                                              2003        210,000               --               --               --

(1) Dr. Kasten became Chief Executive Officer in the third quarter of 2004. His annual salary was $250,000. Dr. Kasten resigned as Chief Executive Officer of SIGA effective as of April 30, 2006.

(2) Mr. Konatich was appointed to serve in an additional capacity as Acting Chief Executive Officer effective as of May 1, 2006.

Option Grants for the Year Ended December 31, 2005

No options were granted during the year ended December 31, 2005 to anyone who served as Chief Executive Officer and its three highest paid employees.

Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      The following table provides certain summary information concerning stock options held as of December 31, 2005 by SIGA's Chief Executive Officer and its three most highly compensated executive officers, other than its Chief Executive Officer. No options were exercised during fiscal 2005 by any of the officers.

                                                                        Value of Unexercised
                                  Number of Securities Underlying       In-The-Money Options
                                       Unexercised Options #         At fiscal Year-End ($) (1)
                                       ---------------------         --------------------------
                                    Exercisable   Unexercisable     Exercisable    Unexercisable
                                    -----------   -------------     -----------    -------------
      Bernard L. Kasten, M.D.         933,332       1,666,668              --              --

      Thomas N. Konatich              545,000              --              --              --

      Dennis E. Hruby, Ph.D.          550,000          75,000              --              --

(1) Based upon the closing price on December 31, 2005, as reported on the Nasdaq SmallCap Market and the exercise price per option.

Long-Term Incentive Plans--Awards in Last Fiscal Year

      As of January 1, 1996, we adopted our 1996 Incentive and Non-Qualified Stock Option Plan. An amendment and restatement of such plan, as amended, was adopted on May 3, 2001 and was further refined by the Board of Directors on June 29, 2001 (the "Plan"). The Plan was approved by our stockholders at an annual meeting on August 15, 2001, and amended on January 8, 2004, to increase the maximum number of shares of common stock available for issuance under the Plan to 10,000,000. Stock options may be granted to key employees, consultants and outside directors pursuant to the Plan. The Plan was amended again at our annual meeting on May 26, 2005, when our stockholders voted to increase the maximum number of shares of common stock available for issuance under the Plan from 10,000,000 to 11,000,000.

      The Plan is administered by our Compensation Committee which determines persons to be granted stock options, the amount of stock options to be granted to each such person, and the terms and conditions of any stock options as permitted under the Plan. The members of the Compensation Committee are Mehmet
C. Oz, M.D., Paul G. Savas and Donald G. Drapkin. See "Committees of the Board of Directors" above for more information.

      Both Incentive Options and Nonqualified Options may be granted under the Plan. An Incentive Option is intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Any Incentive Option granted under the Plan will have an exercise price of not less than 100% of the fair market value of the shares on the date on which such option is granted. With respect to an Incentive Option granted to an employee who owns more than 10% of the total combined voting stock of SIGA or of any parent or subsidiary of SIGA, the exercise price for such option must be at least 110% of the fair market value of the shares subject to the option on the date the option is granted.

      The Plan, as amended, provides for the granting of options to purchase 11,000,000 shares of common stock, of which 9,399,561 options were outstanding as of December 31, 2005.

      During the fiscal year ending December 31, 2005, the named Directors and Officers of SIGA received long-term incentive compensation under the Plan as shown in the following table.

         (a)                      (b)                  (c)                (d)              (e)               (f)
         ---                      ---                  ---                ---              ---               ---
                                                                             Estimated Future Payouts Under
                               Number of          Performance or               Non-Stock Price Based Plans
                            Shares, Units or    Other Period Until             ---------------------------
                              Other Rights         Maturation of       Threshold          Target          Maximum
Name                              (#)                 Payout            ($ or #)         ($ or #)         ($ or #)
----                              ---                 ------            --------         --------         --------
Donald G. Drapkin                10,000              6/2/2015              N/A              N/A              N/A
James J. Antal                   10,000              6/2/2015              N/A              N/A              N/A
Thomas E. Constance              10,000              6/2/2015              N/A              N/A              N/A
Adnan M. Mjalli, Ph.D.           10,000              6/2/2015              N/A              N/A              N/A
Mehmet C. Oz, M.D.               10,000              6/2/2015              N/A              N/A              N/A
Eric A. Rose, M.D.               10,000              6/2/2015              N/A              N/A              N/A
Paul G. Savas                    10,000              6/2/2015              N/A              N/A              N/A
Judy S. Slotkin                  10,000              6/2/2015              N/A              N/A              N/A
Michael Weiner, M.D.             10,000              6/2/2015              N/A              N/A              N/A

Employment Contracts and Directors Compensation

Directors' Compensation

      Directors who are not currently receiving compensation as officers or employees of the Company or any of its affiliates receive $1,000 per meeting for board meetings and will be reimbursed for expenses incurred by them in connection with serving on our Board of Directors. The chairman of the Audit Committee will receive $1,000 per meeting for meetings of the Audit Committee and all other members of the Audit Committee will receive $500 per meeting for meetings of the Audit Committee. Members of Compensation Committee and Nominating and Corporate Governance Committee will receive $500 per meeting for meetings of the Compensation Committee and Nominating and Corporate Governance Committee.

      Non-employee directors will receive an initial grant of 25,000 options, upon such non-employee director's first election to the Board of Directors, which such options will be granted under SIGA's Amended and Restated 1996
Incentive and Non-Qualified Stock Option Plan. In addition, non-employee directors will receive an annual grant of 10,000 options under SIGA's Amended and Restated 1996 Incentive and Non-Qualified Stock Option Plan, made at each Annual Meeting and commencing with the 2005 Annual Meeting. All such options have an exercise price equal to the fair market value of the underlying SIGA shares on the date of grant.

Equity Compensation Plan Information

      The following table sets forth certain compensation plan information with respect to both equity compensation plans approved by security holders and equity compensation plans not approved by security holders as of December 31, 2005:

                                                                                         Number of securities
                                                                                        remaining available for
                                      Number of securities                               future issuance under
                                        to be issued upon        Weighted-average         equity compensation
                                           exercise of           exercise price of         plans (excluding
                                      outstanding options,     outstanding options,     securities reflected in
Plan Category                          warrants and rights      warrants and rights           column (a))
                                               (a)                      (b)                       (c)

Equity compensation plans
approved by security holders (1)             9,399,561                 $2.00                   1,385,398

Equity compensation plans not
approved by security holders                   250,000                 $2.00                          --

Total                                        9,649,561                 $2.00                   1,385,398

(1)   SIGA   Technologies,   inc.,  Amended  and  Restated  1996  Incentive  and
      Non-Qualified Stock Option Plan.

Employment Contracts

      Dr. Bernard L. Kasten, SIGA's Chief Executive Officer, was employed by SIGA under an employment agreement dated July 2, 2004. Dr. Kasten received an annual base salary of $250,000 and his employment agreement also provided for additional bonus payments at the discretion of the Board of Directors. On July 2, 2004, he received options to purchase 2,500,000 shares of common stock with an exercise price of $1.30 per share, of which 500,000 shares vested on the date of grant; with respect to the next 1,000,000 shares, an additional 166,666 shares vested on the end of each six (6) month period after date of grant until the end of the sixth six (6) month period at which time 166,667 shares were to vest. Effective April 30, 2006, SIGA and Dr. Kasten reached an agreement for Dr. Kasten's resignation. In connection with such agreed upon resignation, SIGA and Dr. Kasten entered into a Separation Agreement dated March 31, 2006 (the "Separation Agreement"). Under the provisions of the Separation Agreement, Dr. Kasten received his salary on the existing terms and conditions as set forth in his Employment Agreement with SIGA, dated July 2, 2004 (the "Employment Agreement") in lieu of any other severance or payment, through September 16, 2006 (the "Separation Period"). Concurrently with the execution of the Separation Agreement, SIGA and Dr. Kasten also amended Dr. Kasten's Incentive Stock Option Agreement such that Dr. Kasten's "Milestone Options" (as such term is defined in the Employment Agreement) were cancelled and Dr. Kasten's "Time Vested Options" (as such term is defined in the Employment Agreement) were amended such that with respect to the Time Vested Options which have not vested as of the date of the Separation Agreement, such options will vest as follows: with respect to 166,666 shares as of July 2, 2006 and with respect to the remaining 83,334 shares, as of January 2, 2007. Time Vested Options granted to Dr. Kasten which have vested prior to the date of the Separation Agreement shall remain unchanged. Dr. Kasten will also be permitted to continue to receive medical and/or dental insurance benefits under the relevant SIGA plans until (i) the end of the Remaining Tenure (defined as the earlier of April 30, 2006 or Dr. Kasten's obtaining new employment), (ii) he becomes entitled to Medicare or
(iii) he becomes eligible for coverage under medical and/or dental insurance benefit plans, as the case may be, of another employer through his future employment, whichever occurs first. The Separation Agreement also contains mutual non-disparagement and release terms, requires that Dr. Kasten remain available to SIGA on a reasonable basis for transitional purposes during the Separation Period and requires SIGA to indemnify Dr. Kasten under the terms of its certificate of incorporation and bylaws for acts relating to his employment.

      Thomas N. Konatich, SIGA's Acting Chief Executive Officer, Vice President, Chief Financial Officer, Secretary and Treasurer, is employed by SIGA under an employment agreement dated April 1, 1998, as amended on January 19, 2000, as amended and restated on October 6, 2000, as amended as of January 31, 2002, as amended on November 5, 2002, as amended on July 29, 2004 and as amended on February 1, 2006. This employment agreement expires on June 30, 2007. Mr. Konatich has previously also served as SIGA's Acting Chief Executive Officer, which duties concluded on July 2, 2004. Mr. Konatich receives an annual base salary of $230,000 and received a one-time payment of $50,000 for his initial service as Acting Chief Executive Officer. His employment agreement also provides for an additional bonus payment at the discretion of the Board of Directors and not to exceed 25% of his annual base salary amount. He received options to purchase 95,000 shares of common stock, at $4.44 on April 1, 1998. The options vested on a pro rata basis on the first, second, third and fourth anniversaries of the agreement. On January 19, 2000, he received an additional grant to purchase 100,000 shares at an exercise price of $2.00 per share. These options vest on a pro rata basis each quarter through January 19, 2002. On January 31, 2002, Mr. Konatich was granted an "Incentive Stock Option" to purchase 50,000 shares at an exercise price of $3.94 per share. Such options vest in eight equal quarterly installments beginning on April 20, 2002. On November 5, 2002, Mr. Konatich was granted an Incentive Stock Option to purchase 150,000 shares at an exercise price of $2.50 per share. 75,000 of these options vested immediately and 75,000 options vested on September 1, 2003. On July 29, 2004, Mr. Konatich was granted an Incentive Stock Option to purchase 150,000 shares at an exercise price of $1.40 per share. 75,000 of these options vested immediately and with the remaining 75,000 options vesting on a pro rata basis from January 1, 2005 through December 31, 2005 with no provision for acceleration under any circumstances. Mr. Konatich is also eligible to receive additional stock options and bonuses at the discretion of the Board of Directors. SIGA may terminate the employment agreement with or without cause (as such term is defined in the employment agreement), provided that upon any termination without cause, SIGA will be obligated to continue to pay Mr. Konatich's salary and all other amounts due under the employment agreement for the remainder of the term. If Mr. Konatich is terminated due to a change of control (as such term is defined in the employment agreement), SIGA is required to pay Mr. Konatich a change in control amount (as such term is defined in the employment agreement) plus his accrued and unpaid base salary, and, upon the first event constituting a change of control, all stock options and other stock-based grants to Mr. Konatich shall immediately and irrevocably vest and become exercisable upon the date of such event.

      Dr. Dennis E. Hruby, Chief Scientific Officer, is employed by SIGA under an employment agreement dated January 1, 1998, as amended on June 16, 2000, as amended on January 31, 2002, as amended on October 3, 2002 and as amended on July 29, 2004. This employment agreement expires on December 31, 2007. Dr. Hruby receives a base salary of $225,000 per year and his employment agreement also provides for additional bonus payments at the discretion of the Board of
Directors and not to exceed 50% of his base salary amount. Dr. Hruby received options to purchase 10,000 shares of common stock at an exercise price of $5.00 per share on April 1, 1997 and 40,000 shares of common stock at an exercise price of $4.63 per share on April 1, 1998. The options became exercisable on a pro rata basis on the first, second, third and fourth anniversaries of the agreement. Under the June 16, 2000 amendment, Dr. Hruby was granted options to purchase 125,000 shares of SIGA's common stock at $2.00 per share. The options vest ratably over the remaining term of the amendment. The January 31, 2002 amendment changed the terms of the lock-up agreed to in the June 16, 2000 amendment to the employment agreement limiting Hruby's ability to sell SIGA stock. On January 31, 2002, Dr. Hruby was granted an "Incentive Stock Option" to purchase 50,000 shares at an exercise price of $3.94 per share. Such options vest in four equal annual installments beginning on August 15, 2002. As part of the October 3, 2002 amendment, Dr. Hruby was granted an option to purchase 300,000 shares of common stock. Options with respect to 75,000 shares vested upon the signing of the amendment and an additional 75,000 shares shall vest on a pro rata basis on September 1 of each 2003, 2004 and 2005. The options have an exercise price of $2.50 per share. Dr. Hruby surrendered his option to purchase up to 50,000 shares of common stock of SIGA at an exercise price of $3.94 that he was granted under an earlier amendment. On July 29, 2004, Dr. Hruby was granted an Incentive Stock Option to purchase 150,000 shares at an exercise price of $1.40 per share, which options shall vest in 75,000 share increments on December 31 of each year, commencing December 31, 2005. Dr. Hruby is eligible to receive additional stock options and bonuses at the discretion of the Board of Directors. SIGA may terminate the employment agreement with or without cause (as such term is defined in the employment agreement), provided that upon any termination without cause SIGA will be obligated to continue to pay Dr. Hruby's salary for the remainder of the term. In addition, SIGA shall have the right to terminate Dr. Hruby's employment upon one (1) year written notice with such termination being treated as a termination for cause. If Dr. Hruby is terminated due to a change of control (as such term is defined in the employment agreement), SIGA shall pay Dr. Hruby a change in control amount (as such term is defined in the employment agreement) plus his accrued and unpaid base salary, and, upon the first event constituting a change of control, all stock options and other stock-based grants to Dr. Hruby shall immediately and irrevocably vest and become exercisable upon the date of such event.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following tables set forth certain information regarding the beneficial ownership of SIGA's voting securities as of October 31, 2006 of (i) each person known to SIGA to beneficially own more than 5% of the applicable class of voting securities, (ii) each director and director nominee of SIGA,
(iii) each Named Officer and (iv) all directors and executive officers of SIGA as a group. As of November 6, 2006, a total of 31,796,454 shares of Common Stock were outstanding. Each share of Common Stock is entitled to one vote on matters on which holders of Common Stock are eligible to vote. The column entitled "Percentage of Total Voting Stock Outstanding" shows the percentage of total voting stock beneficially owned by each listed party.

      The number of shares beneficially owned is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of October 31, 2006, through the exercise or conversion of any stock option, convertible security, warrant or other right. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity.

                            Ownership of Common Stock

      The following tables set forth certain information regarding the beneficial ownership of SIGA's voting securities as of October 31, 2006 of (i) each person known to SIGA to beneficially own more than 5% of the applicable class of voting securities, (ii) each director and director nominee of SIGA,
(iii) each Named Officer, and (iv) all directors and officers of SIGA as a group. As of November 6, 2006, a total of 31,796,454 shares of common stock were outstanding. Each share of common stock is entitled to one vote on matters on which common stockholders are eligible to vote. The column entitled "Percentage of Total Voting Stock" shows the percentage of total voting stock beneficially owned by each listed party.

                                                                                    Percentage of          Percentage of
Name and Address of                                      Amount of Beneficial        Common Stock          Total Voting
Beneficial Owner (1)                                         Ownership (2)           Outstanding         Stock Outstanding
--------------------                                    ----------------------   -------------------   ---------------------
Beneficial Holders

MacAndrews & Forbes Inc. (3)
35 East 62nd Street
New York, NY 10021 ................................           5,620,771(4)               16.8%                  16.8%

Eliot Rose Asset Management, LLC
10 Weybosset Street
Suite 401
Providence, RI 02903 ..............................           3,216,500                  10.1%                  10.1%

TransTech Pharma, Inc.
4170 Mendenhall Oaks Parkway
High Point, NC 27265 ..............................           5,296,634(5)               15.8%                  15.8%

Officers and Directors

Donald G. Drapkin (6)
35 East 62nd Street
New York, NY 10021 ................................           1,808,326(7)                5.4%                   5.4%

James J. Antal
30952 Steeplechase Dr.
San Juan Capistrano, CA 94704 .....................              46,154(8)                  *                      *

Judy S. Slotkin (19)
888 Park Avenue
NY, NY 10021 ......................................              35,000(9)                  *                      *

                                                                                    Percentage of          Percentage of
Name and Address of                                      Amount of Beneficial        Common Stock          Total Voting
Beneficial Owner (1)                                         Ownership (2)           Outstanding         Stock Outstanding
--------------------                                    ----------------------   -------------------   ---------------------
Thomas E. Constance
1177 Avenue of the Americas,
New York, NY 10036 ................................             263,467(10)                 *                      *

Bernard L. Kasten Jr., M.D.(11) ...................           1,712,360(12)               5.2%                   5.2%

Adnan M. Mjalli, Ph.D
4170 Mendenhall Oaks Parkway, Suite 110
High Point, NC 27265 ..............................              35,000(13)                 *                     --

Mehmet C. Oz, M.D.
177 Fort Washington Ave
New York, NY 10032 ................................             135,000(14)                 *                      *

Eric A. Rose, M.D. (15)
122 East 78th Street
New York, NY 10021 ................................             800,090(16)               2.5%                   2.5%

Paul G. Savas
35 East 62nd Street
New York, NY 10021 ................................              61,664(17)                 *                      *

Michael A. Weiner, M.D.
161 Fort Washington Ave.
New York, NY 10032 ................................             122,500(14)                 *                      *

Thomas N. Konatich ................................             545,000(18)               1.7%                   1.7%

Dennis E. Hruby, Ph.D. ............................             550,000(18)               1.7%                   1.7%

All Executive Officers and Directors as a
group (thirteen persons) ..........................           6,114,561(20)              16.5%                  16.5%

----------
* Less than 1%

(1) Unless otherwise indicated the address of each beneficial owner identified is 420 Lexington Avenue, Suite 408, New York, NY 10170.

(2) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) MacAndrews & Forbes Inc. is a direct wholly-owned subsidiary of MacAndrews & Forbes Holdings Inc., a holding company whose sole stockholder is Ronald
      O. Perelman.

(4) Includes 1,764,206 shares of common stock issuable upon exercise of warrants.

(5) Includes 1,824,412 shares of common stock issuable upon exercise of warrants.

(6) Mr. Drapkin is a director and Vice Chairman of MacAndrews & Forbes Holdings Inc. and MacAndrews & Forbes Inc. and a director of TransTech Pharma.

(7) Includes 1,135,000 shares of common stock issuable upon exercise of options, shares of common stock underlying a warrant to purchase up to 347,826 shares of common stock and shares of common stock underlying a warrant to purchase up to 30,500 shares of common stock (the "Drapkin September 2001 Investor Warrant"). However, the Drapkin September 2001 Investor Warrant provides that, with certain limited exceptions, such warrant is not exercisable if, as a result of such exercise, the number of shares of common stock beneficially owned by Mr. Drapkin and his affiliates (other than shares of common stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Drapkin September 2001 Investor Warrant) would exceed 9.99% of the outstanding shares of common stock. Does not include shares of common stock that Mr. Drapkin, as a director and Vice Chairman of Mafco Holdings Inc. and MacAndrews & Forbes or as director of TransTech Pharma, may be deemed to beneficially own and as to which Mr. Drapkin disclaims beneficial ownership.

(8)   Includes 35,000 shares of common stock issuable upon exercise of options.

(9)   Includes 35,000 shares of common stock issuable upon exercise of options.

(10) Includes 12,200 shares issuable upon exercise of warrants and 235,000 shares of common stock issuable upon exercise of options.

(11) Dr. Kasten became our Chief Executive Officer in the third quarter of 2004. Dr. Kasten resigned as Chief Executive Officer of SIGA effective as of April 30, 2006.

(12) Includes 1,350 shares of common stock issuable upon exercise of warrants and 1,350,000 shares of common stock issuable upon exercise of options.

(13) Includes 35,000 shares of common stock issuable upon exercise of options. Does not include shares of common stock that Dr. Mjalli, as a director of TransTech Pharma, may be deemed to beneficially own and as to which Dr. Mjalli disclaims beneficial ownership.

(14) Includes 12,500 shares issuable upon exercise of warrants and 110,000 shares issuable upon exercise of options.

(15)  Dr. Rose is a director of TransTech Pharma.

(16) Includes 88,610 shares of common stock issuable upon exercise of warrants and 610,000 shares of common stock issuable upon exercise of options. Does not include shares of common stock that Dr. Rose, as a director of TransTech Pharma, may be deemed to beneficially own and as to which Dr. Rose disclaims beneficial ownership.

(17) Includes 9,303 shares of common stock issuable upon exercise of warrants and 35,000 shares issuable upon exercise of options.

(18) Neither of Messrs. Konatich and Hruby own shares of common stock. All shares listed as beneficially owned by each of Messrs. Konatich and Hruby are shares issuable upon exercise of stock options.

(19) Does not include 35,605 shares of common stock owned by Ms. Slotkin's spouse to which she disclaims beneficial ownership.

(20)  See footnotes (6)-(21).

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Thomas E. Constance, a director of SIGA, is Chairman of Kramer Levin Naftalis & Frankel LLP, a law firm in New York City, which SIGA has retained to provide legal services.

      Adnan M. Mjalli, a director of SIGA, is also President and Chief Executive Officer of TransTech Pharma.

                                 PROPOSAL NO. 2

                         RATIFICATION OF APPOINTMENT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Audit Committee of the Board of Directors has appointed the firm of PricewaterhouseCoopers LLP as SIGA's independent registered public accounting firm to audit the financial statements of SIGA for the fiscal year ending December 31, 2006, and recommends that stockholders vote for ratification of this appointment. PricewaterhouseCoopers LLP has audited SIGA's financial statements since January 1997. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. The affirmative vote of a majority of the total votes cast on such proposal in person or by proxy at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP.

      If the stockholders fail to ratify the selection, the Audit Committee will reconsider its selection of auditors. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year, if it determines that such change would be in the best interests of SIGA and its stockholders.

Audit Fees

      PricewaterhouseCoopers LLP billed SIGA $184,300 in the aggregate, for professional services rendered by them for the audit of SIGA's annual financial statements for the fiscal year ended December 31, 2005, reviews of the interim financial statements included in SIGA's Forms 10-Q filed during the year ended December 31, 2005 and consents and reviews of various documents filed with the SEC during the year ended December 31, 2005.

      PricewaterhouseCoopers LLP billed SIGA $213,300 in the aggregate, for professional services rendered by them for the audit of SIGA's annual financial statements for the fiscal year ended December 31, 2004, reviews of the interim financial statements included in SIGA's Forms 10-QSB filed during the year ended December 31, 2004 and consents and reviews of various documents filed with the SEC during the year ended December 31, 2004.

Audit Related Fees

      There were no Audit Related Fees in 2005 and 2004.

Tax Fees

      PricewaterhouseCoopers LLP did not render any professional services for tax compliance, tax advice or tax planning during either of the fiscal years ended December 31, 2005 or December 31, 2004.

All Other Fees

      PricewaterhouseCoopers LLP did not provide any products or render any professional services (other than those covered above under "Audit Fees," "Audited Related Fees," and "Tax Fees") during either of the fiscal years ended December 31, 2005 or December 31, 2004.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

      The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services.

      SIGA did not make use in fiscal year 2005 of the rule that waives pre-approval requirements for non-audit services in certain cases if the fees for these services constitute less than 5% of the total fees paid to the auditor during the year.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION (ITEM 2 OF THE ENCLOSED PROXY CARD) OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS SIGA'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

------------------------------------------------------------------------------------------------
                                   New Plan Benefits (1)
------------------------------------------------------------------------------------------------
Name and Position                  Additional Stock Options Granted     Dollar Value ($)
-----------------                  --------------------------------     ----------------
------------------------------------------------------------------------------------------------
Non-Executive Director Group       90,000 (2)                            325,800 (3)
------------------------------------------------------------------------------------------------

      (1) All other future benefits under the Plan will be made at the discretion of SIGA's Compensation Committee and, accordingly, are not determinable at this time.

      (2) The option grants reflected in the table above will be made in accordance with SIGA's previously disclosed Director Compensation Program.

      (3)   Current market price on the October 31, 2006.

                              STOCKHOLDER PROPOSALS

      Stockholder proposals to be presented at the 2007 Annual Meeting of Stockholders, for inclusion in SIGA's proxy statement and form of proxy relating to that meeting, must be received by SIGA at its offices in New York, New York, addressed to the Secretary, not later than January 1, 2007. Such proposals must comply with SIGA's By-Laws and the requirements of Regulation 14A of the Securities Exchange Act of 1934 (the "Exchange Act").

      In addition, Rule 14a-4 of the Exchange Act governs SIGA's use of its discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the proxy statement. With respect to SIGA's 2007 Annual Meeting of Stockholders, if SIGA is not provided notice of a stockholder proposal prior to March 16, 2007, SIGA will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

                              SECTION 16 BENEFICIAL
                         OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires SIGA's officers and directors, and persons who own more than ten percent of a registered class of SIGA's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent stockholders are required by Securities and Exchange Commission regulation to furnish SIGA with copies of all Section 16(a) reports that they file.

      Based solely upon review of the copies of such reports furnished to SIGA and written representations from certain of SIGA's executive officers and directors that no other such reports were required, SIGA believes that during the fiscal year ended December 31, 2005, no individuals failed to file reports relating to any transaction as required by Section 16 of the Exchange Act.

           AVAILABILITY OF ANNUAL REPORT AND FORM 10-K TO STOCKHOLDERS

      SIGA's Annual Report to Stockholders for the year ended December 31, 2005 accompanies this proxy statement. SIGA will provide to any stockholder, upon written request and without charge, a copy of its most recent Report on Form 10-K, including the financial statements, as filed with the Securities and Exchange Commission. All requests for such reports should be directed to the Chief Financial Officer, 420 Lexington Avenue, Suite 408, New York, New York 10170, telephone number (212) 672-9100.

                                  OTHER MATTERS

      At the date of this proxy statement, management was not aware that any matters not referred to in this proxy statement would be presented for action at the Annual Meeting. If any other matters should come before the Annual Meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                       /s/ Thomas N. Konatich
                                       ----------------------

                                       Thomas N. Konatich
                                       Secretary

Dated: November 17, 2006

                             SIGA TECHNOLOGIES, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 19, 2006

      The undersigned hereby appoints Thomas N. Konatich as attorney and proxy of the undersigned, with full power of substitution, to vote all of the shares of stock of SIGA Technologies, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of SIGA Technologies, Inc. to be held at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, 29th floor, New York, New York 10036, on Tuesday, December 19, 2006, at 10:30 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A  CONTRARY  DIRECTION  IS  INDICATED,  THIS  PROXY WILL BE VOTED FOR ALL
NOMINEES LISTED IN PROPOSAL NO. 1, AND FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF SIGA TECHNOLOGIES, INC. FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006. AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTOR NOMINEES LISTED BELOW, AND "FOR" THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF SIGA TECHNOLOGIES, INC. FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: |X|

1.    To elect ten directors.

         |_|      FOR ALL NOMINEES

         |_|      WITHHOLD AUTHORITY FOR ALL NOMINEES

         |_|      FOR ALL EXCEPT (See instructions below)

         NOMINEES:      o     Donald G. Drapkin

                        o     Thomas E. Constance

                        o     Adnan M. Mjalli, Ph.D.

                        o     Mehmet C. Oz, M.D.

                        o     Eric A. Rose, M.D.

                        o     Paul G. Savas

                        o     Michael A. Weiner, M.D.

                        o     Judy S. Slotkin

                        o     James J. Antal

                        o     Scott M. Hammer, M.D.

      INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in circle next to each nominee you wish to withhold, as shown here: |X|

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of SIGA Technologies, Inc. for the fiscal year ending December 31, 2005.

      |_| FOR                |_| AGAINST               |_| ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

RECEIPT  OF  NOTICE  OF  THE  ANNUAL  MEETING  AND  PROXY  STATEMENT  IS  HEREBY
ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND PROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.


-----------------------------------------------------------------

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
|_|

Signature of Stockholder:_______________________________________________________
Date:____________________

Signature of Stockholder:_______________________________________________________
Date:____________________

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHERE SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY-IN-FACT, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF SIGNER IS A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN FULL PARTNERSHIP NAME BY AUTHORIZED PERSON.